UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2023

TD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139, Xinzhou 11th Street, Futian District

Shenzhen, Guangdong, PRC 518000

(Address of Principal Executive Offices)

+86 (0755) 82792111

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Tianshi (Stanley) Yang

On September 8, 2023, TD Holdings, Inc. (the “Company”) was informed by Tianshi (Stanley) Yang that he will resign from his position as the Chief Financial Officer and as a director of the board of directors (the “Board”) of the Company, effective September 11, 2023. Mr. Yang’s resignation is not because of any disagreement with the Company relating to its operations, policies or practices, including accounting principles and practices.

Appointment of Wenhao Cui

On September 11, 2023, the Board appointed Mr. Wenhao Cui as the Chief Financial Officer of the Company and a member of the Board to fill the vacancies created by the resignation of Mr. Yang, effective September 11, 2023.

Mr. Wenhao Cui served as the finance director of Tongdao E-commerce Group Limited (hereinafter referred to as “Tongdao Group”) from August 2018 until September 9, 2023. From March 2016 to July 2018, Mr. Cui served as Supervisor of the Finance Department Shenzhen Color Life Services Group Co., LTD. (HKEx: 01778). From March 2015 to February 2016, Mr. Cui worked as a financial assistant in Dongguan Yinji Group Co., LTD. Mr. Cui graduated from Jinan University in Guangdong, China.

Mr. Cui entered into an employment agreement with the Company, which sets his annual compensation at $30,000 and establishes other terms and conditions governing his service to the Company.

Appointment of Ge Ouyang

On September 11, 2023, the Board appointed Ms. Ge Ouyang as the Chief Operating Officer (“COO”), effective September 11, 2023.

Ms. Ouyang Ge, once served as the Chairwoman of Tongdao Group. In 2011, Ms. Ouyang co-founded Tongdao Group and was responsible for its operational management until September 9, 2023. Prior to co-founding Tongdao Group, Ms. Ouyang served as the Director of Securities Information Department at Hexun Information Technology Co., Ltd. and as the General Manager at Beijing Zhonghuidaoming International Capital Co., Ltd. Ms Ouyang graduated from Hunan Normal University in Hunan, China.

Ms. Ouyang also entered into an employment agreement with the Company, which sets her annual compensation at $42,000 and establishes other terms and conditions governing her service to the Company.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Employment Agreement, dated September 11, 2023 by and between the Company and Wenhao Cui
10.2	Employment Agreement, dated September 11, 2023 by and between the Company and Ge Ouyang
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD HOLDINGS, INC.

Date: September 11, 2023	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer

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